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                                                                   Exhibit 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated August 27, 1998 included in Rotonics Manufacturing Inc.'s Form 10-K for the year ended June 30, 1998 and to all references to our Firm included in this registration statement.


                                                      /s/ Arthur Andersen LLP

                                                      Arthur Andersen LLP
Orange County, California
February 17, 1999